Organizational charts

January 1st, 2008

redefining / standards

Organizational charts as of January 1st, 2008

Please find hereafter the organizational Charts on the main operating companies in the Group updated as of January 1st, 2008 (non exhaustive list).

Contents

ASSISTANCE – JANUARY 1st, 2008


AXA
100 %
AXA Assistance SA
100%
AXA Assistance France Assurances SA
100%
AXA Assistance France SA
59%
AXA Assistance Maroc (Morocco)
100%
Inter Partner Assistance SA (Belgium)
100%
Inter Partner Assistance SA (Spain)
100%
AXA Travel Holding
100%
Delta Assistance SA
100%
AXA Assistance Participations (a)
66%
Delta Services
Branches:
- Athens (Greece)
- Geneva (Switzerland)
- Lisbon (Portugal)
- London (UK)
- Munich (Germany)
- Paris (France)
- Roma (Italy)
- Prague (Czech Republic)
- Dublin (Ireland)
- Warshaw (Poland)
Inter Partner Asistencia Servicios Espana (Barcelona)
100%
G MAS R Asistencia (Barcelona)
50%
Iuris Gestion SA (Barcelona)
55%
Inter Fronteras SA (Madrid)
80%
96%
Hogar Solutiones
Inter Partner Assistance (Swiss branch)
AXA Travel Insurance Ltd. (Ireland)
100%
AXA Assistance Services Europe Ltd.
100%
AXA Assistance Aer Medical Services Ltd. (Ireland)
100%
100%
Truck Assistance International
60%
Pluridis
84%
Emergency Medical Care (Holding) Ltd (UK) (b)
50%
Domiserve
Les Cours Legendre
34%
Maison & Services Développement
34%
Groupe Family Sphère
34%
100%
TAI Transport Assistance
100%
Truck Assistance International Services (c)
100%
EMC Algeria Ltd
100%
Domiserve +

AXA Assistance has participation in local companies: Call US (Austria).
(a) New corporate name (formerly AXA Assistance Services)
(b) Branches in France and Yemen
(c) Branches in Belgium, Germany and the Netherlands
(d) Formerly AXA Assistance Direct Ltd.

ASSISTANCE – EUROPE-MIDDLE EAST-AFRICA – JANUARY 1st, 2008


AXA
Inter Partner Assistance
(Belgium)
Inter Partner Assistance Algérie Spa (Algeria)
50%
100%
AXA Assistance Services (Greece)
Call Us Assistance International Gmbh (Austria)
39%
80%
Inter Partner Assistenza Servizi Spa (Italy)
Inter Partner Assistance Services (a) (Belgium)
100%
100%
AXA Assistance Maroc Services (Morocco)
Auto Club Assistance ACA (Belgium)
51%
100%
Inter Partner Assistance Services BV (Netherlands)
AXA Assistance Ocean Indien Ltd (Mauritius)
100%
AXA Assistance Ceska Republika Spol. (Czech Republic)
100%
100%
Inter Partner Assistance Polska SA (Poland)
100%
AXA Assistance Serviços (Portugal)
100%
AXA Assistance Saude Portugal
AXA Assistance Ocean Indien Ltd (UK)
100%
AXA Assistance Gmbh (Germany)
100%
100%
IPA Y Ardim Ve Destek Hilmztleri Ticaret Ltd (Turkey)
Rogers Outsourcing Solutions Ltd
100%
Inter Partner Assistance Services Gmbh – Frankfurt Oder (Germany)
100%
100%
AXA Assistance UK (United Kingdom)
51%
AXA Assistance Ireland Ltd (Ireland)
100%
AXA Assistance Medical Services Ltd (Ireland)

ASSISTANCE - AMERICA - ASIA – JANUARY 1st, 2008



AXA
Inter Partner Assistance
(Belgium)
AXA Assistance Argentine (Argentina)
100%
100%
AXA Assistance Australia Pty Ltd (Australia)
Interassistença Serviços s/c Ltda (Brazil)
100%
Plantao Medica s/c Ltda (Brazil)
76%
Inter Partner Assistance s/c Ltda (Brazil)
100%
50%
Inter Partner Assistance Japan Ltd (Japan)
AXA Asistencia Colombia (Venezuela Branch)
AXA Assistance Canada Inc (Canada)
100%
100%
Inter Partner Assistance Hong-Kong Ltd (Hong-Kong)
100%
AXA Assistance Beijing Ltd (China)
AXA Asistencia Colombia SA (Colombia)
66.30%
100%
SFA Asia (Hong-Kong)
100%
IPA Taiwan Ltd (Hong-Kong)
IPA Taiwan Ltd (Taiwan Branch)
AXA Assistance Mexico Sucursal Panama SA (Panama Branch)
100%
AXA Asistencia Chile SA (Chile)
100%
AXA Assistance Panama (Panama)
100%
AXA Assistance Mexico SA de CV (Mexico)
100%
100%
AXA Assistance Pte Ltd (Singapore)
30%
AXA Assistance Malaysia Sdn Bhd (Malaysia)
AXA Assistance Floride Inc
100%
AXA Assistance USA Inc (USA)
100%
97.49%
AXA Assistance Company Ltd (Thailand)
100%
Inter Partner Assistance SA (Thailand)
100%
AXA Assistance USA Holding Inc (Delaware)
100%
HAA Preferred Partners

AUSTRALIA - AXA ASIA PACIFIC HOLDINGS LIMITED – JANUARY 1st, 2008


AXA
(a)
AXA Equity & Law Life Assurance Society (UK)
48.25%
AllianceBernstein (USA)
3.40%
AXA Asia Pacific Holdings Limited
50%
100%
The National Mutual Life Association of Australasia Limited
100%
AXA APH Executive Plan (Australia) Pty Ltd
80%
P.T. AXA Life Indonesia (Indonesia) (1)
45%
Philippine AXA Life Insurance Corporation (Philippines)(6)
100%
National Mutual International Pty Limited
100%
AXA Asia Pacific Finance Limited
100%
National Mutual Funds Management (Global) Limited
50%
AllianceBernstein Australia Limited (b)
100%
AXA Financial Services (Singapore) Pte Ltd (Singapore) (2)
100%
AXA Life Insurance Singapore Pte Ltd (Singapore) (2)
100%
NM Insurances (Singapore) Pte Ltd (c) (Singapore) (2)
72.97%
AXA China Region Limited (Hong Kong) (3)
27.03%
100%
Detura Limited
50%
Krungthai-AXA Life Insurance Company Ltd (Thailand) (4)
49%
AXA AFFIN Life Insurance Berhad (Malaysia)(6)
51%
PT AXA Mandiri Financial Services (Indonesia)(1)
45%
AXA Investment Managers Asia Holding Private Ltd (Singapore)(2)
100%
AXA India Holdings (Mauritius)(5)
100%
SG (AUS) Holdings Pty Ltd
100%
ipac Securities Limited

(a) With AXA UK as sub-holding company
(b) New corporate name (formerly Alliance Capital Management Australia Limited)
(c) In voluntary liquidation.

(1) See also Indonesia chart page 31.
(2) See also Singapore/Taiwan chart page 41.
(3) See also China/Hong Kong chart page 19.
(4) See also Thaïland chart page 47.
(5) See also India chart page 30.
(6) See also Malaysia/Philippine chart page 38.

AXA CORPORATE SOLUTIONS ASSURANCE – JANUARY 1st, 2008



AXA
AXA France Assurance
98.75%
AXA Corporate Solutions Assurance
(France)
100%
100%
100%
AXA Corporate Solutions Services
AXA Corporate Solutions Services Uk Ltd (UK)
AXA Corporate Solutions Marine Services Ltd (Hong Kong)
100%
Matrix (USA)
AXA Corporate Solutions Assurance German branch
AXA Corporate Solutions Assurance Italian branch
AXA Corporate Solutions Assurance Spanish branch
AXA Corporate Solutions Assurance UK branch
AXA Corporate Solutions Assurance Switzerland branch

AXA GROUP SOLUTIONS – JANUARY 1st, 2008



AXA
50%
100% (a)
GIE AXA
Group Solutions
(France)
AXA Group Solutions
(France)
AXA Group Solutions
Soluções Informaticas
AEIE
(Portugal)
50%
100%
AXA Group Solutions
Private Limited
(India)
Webinsurance Partners
(Spain)
AXA Group Solutions
German branches
AXA Group Solutions
Portuguese branch
AXA Group Solutions
Swiss branches
AXA Group Solutions
UK branches

(a) Directly and indirectly.

AXA INVESTMENT MANAGERS - FRANCE-SWITZERLAND-UK-QATAR – JANUARY 1st, 2008


AXA
AXA Mutuals and others
AXA France IARD insurance and reinsurance companies
AXA Belgium (Belgium)
AXA Konzern AG (Germany)
AXA UK Plc (UK)
AXA Mediterranean Holding SA (Spain)
4.9% (a)
14.1%
3.5%
53.8%
6.1%
15.2%
2.4%
AXA Investment Managers
100%
AXA Framlington Group Ltd (UK)
AXA Multimanager Ltd (UK)
AXA Investment Managers Ireland Ltd (Ireland)
AXA Investment Managers Limited (UK)
AXA Asset Management Ltd (UK)
AXA Investment Managers GS (UK)
AXA Investment Managers Paris (France)
AXA Investment Managers IF (France)
AXA Investment Managers LLC (Qatar)
AXA Investment Managers Schweiz AG (Switzerland)
AXA Framlington Investment Management Ltd (UK)
AXA Framlington Unit Management Ltd (UK)
AXA Framlington Investment Trust Services Ltd (UK)
AXA Framlington Administration Services Ltd (UK)
33.3%
66.7%
AXA Investment Managers UK Holdings (UK)
AXA Investment Managers GS Madrid (Spain)
AXA Framlington Overseas IM Ltd (UK)
AXA Funds Managers Ltd (UK)
AXA Investment Managers UK Limited (UK)
AXA IM UK Nominees Ltd (UK)

(a) AXA Mutuals 4.3% + others 0.6%

AXA INVESTMENT MANAGERS - EUROPE (OTHER COUNTRIES) – JANUARY 1st, 2008



AXA
AXA Investment Managers
(France)
99.9%
100%
92.5% (a)
99.9%
100%
AXA IM Benelux
(Belgium)
AXA Asset Managers Deutschland
(Germany)
AXA Investment Managers Deutschland
(Germany)
AXA Investment Managers Italia SIM S.P.A.
(Italy)
AXA Funds Management
(Luxembourg))

(a) 7.5% of the company are held by AXA Assurances IARD Mutuelle.

AXA INVESTMENT MANAGERS - UNITED STATES - ASIA – JANUARY 1st, 2008


AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
AXA Investment Managers (France)
39%
AXA SPDB Investments Managers Company Ltd (China)
65.88%
AXA Rosenberg Investment Management Ltd (Japan) (a)
100%
AXA Investment Managers Holding US Inc (USA)
100%
AXA Alternative Advisors (USA)
100%
AXA Investment Managers Asia Limited (Hong-Kong)
55%
45%
AXA Investment Managers Asia Holding Private Limited (Singapore)
74.99%
74.99%
BHARTI AXA Investment Managers Private Limited (India)
BHARTI AXA Trustee Services Private Limited (India)
10%
90%
AXA IM Rose Inc. (USA)
30.74%
19.6%
75%
100%
AXA Rosenberg Group LLC (USA)
AXA IM Inc (USA)
80.4%
100%
100%
100%
100%
100%
100%
AXA Rosenberg Asia Pacific Holding LLC (USA)
AXA Rosenberg Investment Management Ltd (UK)
AXA Rosenberg Management Ireland Ltd (Ireland)
AXA Rosenberg Investment Management LLC (USA)
BARR Rosenberg Research Center LLC (USA)
AXA Rosenberg Global Services LLC (USA)
AXA Rosenberg Canada (Canada)
100%
100%
AXA Rosenberg Investment Management Asia Pacific Ltd (Hong Kong)
AXA Rosenberg Investment Management Asia Pacific Ltd (Singapore)
AXA Rosenberg Asia Pacific (Australia)

(a) 3.38% of the company are held by Nomura.

AXA INVESTMENT MANAGERS - PRIVATE EQUITY – JANUARY 1st, 2008


AXA
AXA Investment Managers
(France)
100%
AXA Investment Managers Private Equity
(France)
100%
100%
100%
100%
100%
AXA Private Equity UK, Ltd
(UK)
AXA Private Equity US, LLC
(USA)
AXA Investment Managers Private Equity Europe SA
(France)
AXA Private Equity Asia Pte, Ltd
(Singapore)
AXA Private Equity Italy S.r.l.
(Italy)
100%
AXA Private Equity Germany GmbH
(Germany)

AXA MILLESIMES – JANUARY 1st, 2008


AXA
100% (a)
AXA Millésimes
99.09%
Châteaux et Associés S.N.C
99.81%
Domaine de l'Arlot S.C.I.
100%
C.M.G.C. S.A.S.
99.97%
Quinta do Noval (Portugal)
100%
Quintoval (Portugal)
100%
Disznoko RT Tokaï (Hungary)
100%
SARL Tour Pibran
49%
Domaine de l'Arlot SCE
99%
Petit Village S.N.C.E.
1%
Petit Village SCEA
99.99%
99%
Suduiraut S.N.C.E.
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E.
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.99%
99%
Belles Eaux S.N.C.E.
1%
Belle Hélène S.N.C.
99.99%
51%
Domaine de l'Arlot S.C.E.
99%
Entrepôts du Médoc S.N.C.

(a) Directly and indirectly. The AXA Mutuelles hold 59.85% of the paid-up capital.

AXA REAL ESTATE INVESTMENT MANAGERS - JANUARY 1st, 2008


AXA
AXA Investment Managers (France)
AXA Japan Holding Co., Ltd (Japan)
100%
50%
AXA Real Estate Investment Managers
99.9%
AXA REIM Belgium (Belgium)
99.9%
AXA Real Estate Investment Managers SGP (France)
99.9%
AXA Real Estate Investment Managers France (France)
100%
AXA REIM Scandinavia
100%
AXA Immobilien GmbH (Germany)
100%
AXA Real Estate Investment Managers Asia Limited (Hong Kong)
100%
AXA Real Estate Investment Managers Central Europe (Hungary)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA Real Estate Investment Managers Nederland (Netherlands)
100%
AXA Real Estate Investment Managers Iberica (Portugal)
100%
AXA Real Estate Investment Managers Iberica (Spain)
100%
AXA Real Estate Investment Managers Ltd (UK)
50%
AXA Real Estate Investment Managers Japan KK (Japan)
100%
AXA Merkens Fonds GmbH (Germany)
100%
AXA Real Estate Managers Deutschland (Germany)
100%
AXA REIM SGR (Italy)
100%
AXA Real Estate Investment Managers UK Limited (UK)

AXA TECHNOLOGY SERVICES – JANUARY 1st, 2008


AXA
100% (a)
GIE AXA Technology Services Belgium (Belgium)
AXA Technology Services SAS (France)
GIE AXA Technology Services France (France)
100%
AXA Technology Services Australia PL (Australia)
100%
AXA Technology Services Germany GmbH (Germany)
100%
AXA Technology Services Hong Kong (Hong Kong)
99.99%
AXA Technology Services India Pvt Ltd (India)
100%
AXA Technology Services Japan Company Limited (Japan)
100%
AXA Technology Services Switzerland AG (Switzerland)
100%
AXA Technology Services UK Limited (UK)
AXA Technology Services Mediterranean Region - AEIE (Italian branch)
AXA Technology Services Mediterranean Region - AEIE (Portuguese branch)
AXA Technology Services Mediterranean Region - AEIE (Spanish branch)

(a) Directly and indirectly.

BELGIUM – JANUARY 1st, 2008



AXA
AXA Corporate Solutions Assurance (France)
AXA France IARD (France)
6.21%
5.42%
84.3% (a)
100%
AXA Holdings Belgium
Winterthur-Europe Assurances
100%
100%
11.55%
100%
100%
99.83%
99.87%
L'Ardenne Prévoyante
AXA Belgium
88.45%
SERVIS
SERVIS-Life
AXA Bank Europe (b)
Les Assurés Réunis
Touring Assurances
100%
100%
100%
99.98%
AXA Participations Belgium
Souverain Private Equity
AXA Private Management
ISCC

(a) Vinci BV holds 4.07% of the share capital.
(b) New corporate name as of April 17th, 2008 (Formerly AXA Bank Belgium)

CANADA - AXA CANADA – JANUARY 1st, 2008


AXA
100%
AXA Canada Inc.
Banque Nationale du Canada
10%
100%
50%
100%
100%
90%
3848311 Canada Inc. (a)
Agence Gilles Gadoua inc.
50%
AXA Assurances inc.
AXA Services financiers inc. (e)
InnovAssur, assurances générales inc.
100%
100%
100%
100%
100%
50%
100%
100%
100%
100%
4377320 Canada Inc. (b)
2623-6158 Québec Inc.
AXA Insurance (Canada)
AXA General Insurance (c)
Services Financiers AXA Assurances inc.
SecuriGroupe inc.
AXA Pacific Insurance Company
AXA Assurances agricoles inc.
Anthony Insurance Incorporated
4132653 Canada Inc. (d)

(a) New corporate name (formerly Winterthur Canada Financial Corporation)
(b) New corporate name (formerly The Citadel General Assurance Company – La Citadelle, Compagnie d'Assurances Générales)
(c) New corporate name (formerly Anglo Canada General Insurance Company)
(d) New corporate name (formerly Les Souscripteurs maritimes du Canada Ltée)
(e) In run off.

CHINA - HONG KONG – JANUARY 1st, 2008


AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Ltd (Australia)
Detura Limited (Australia)
AXA China (France)
China Minmetals Corporation
AXA Holdings Pte Ltd (Singapore)
AXA-Winterthur Switzerland (Switzerland)
51%
17.5%
100%
100%
51%
72.97% (a)
27.03%
49%
51%
49%
100%
82.5%
100%
AXA General Insurance Hong Kong Ltd
AXA (Guangzhou) Software Development of Services Company Ltd (China)
AXA Group Regional Business Management (Shanghai) Co., Ltd (China)
49%
AXA China Region Limited (Bermuda)
AXA-Minmetals Assurance Company Limited (China)
AXA Life Insurance Company Limited (Hong Kong)
AXA Insurance Hong Kong Ltd (b) (Hong Kong)
AXA General Insurance China Ltd (China)
100%
100%
100%
100%
AXA Hong Kong Finance Limited (Hong Kong)
AXA Wealth Management (HK) Limited (Hong Kong)
AXA Financial Services Holdings Limited (Bermuda)
AXA China Region Insurance Company (Bermuda) Limited (Bermuda)
Representative Offices (a) (China)
Winterthur Insurance Asia Ltd (Shanghai Branch)
100%
100%
100%
16.67%
100%
100%
100%
100%
100%
Swiss Privilege Limited (Hong Kong)
AXA (Hong Kong) Life Insurance Company Limited (Hong Kong)
Network Financial Services Limited (Hong Kong)
AXA China Region Investment Services Limited (Hong Kong)
ipac financial planning Hong Kong Limited (Hong Kong)
AXA China Region Insurance Company Limited (Hong Kong)
AXA Partners Limited (Hong Kong)
AXA China Region (Bermuda) Limited (Bermuda)
100%
Datrix Limited (Hong Kong)
16.67%
16.67%
16.66%
16.66%
16.67%
AXA Financial Services Trustees Limited (Hong Kong)
20%
20%
20%
20%
20%
AXA Chine Region Trustees Limited (Hong Kong)

(a) Representative offices in Beijing and Dalian.
(b) Shell company.

CZECH REPUBLIC – JANUARY 1st, 2008



AXA
AXA Versicherungen AG
(Switzerland)
AXA Leben AG
(Switzerland)
100%
79.97% (b)
65% (a)
AXA neživotní a.s.
AXA penzijni fond a.s.
AXA životní pojišťovna a.s.
100%
100%
100%
AXA Česká republika s.r.o.
AXA investičníspolečnost a.s.
AXA services s.r.o.

(a) EBRD holds 35% of the share capital.
(b) EBRD holds 19.99% of the share capital.

FRANCE - FINANCIAL COMPANIES – JANUARY 1st, 2008


AXA
AXA France Assurance
AXA France Vie
100%
52.46%
COMPAGNIE FINANCIERE DE PARIS
47.54%
AXA Banque
65%
100%
100%
CETELEM
35%
AXA Banque Financement
Sofinad
CFPCC
(USA)

FRANCE - HOLDING COMPANIES – JANUARY 1st, 2008


MUTUELLES AXA
AXA
100%
100%
100%
100%
99.77%
51% (a)
99.77% (b)
100%
100%
100%
100%
Globex International
Holding Vendôme 3
AXA Participations 2
Société Beaujon
AXA China
AXA Technology Services
Oudinot Participations
AXA Group Solutions (c)
AXA Suiduiraut
Lor Patrimoine
AXA Œuvres d'Art
100%
99.96%
100%
Colisée Excellence
Vamopar
AXA America Holdings Inc. (USA)
Holmupar

(a) AXA China Region Ltd, registered in Hong Kong, holds 49%.
(b) 100% directly and indirectly. See also AXA Technology Services chart page 16.
(c) See also AXA Group Solutions chart page 9.

FRANCE - INSURANCE COMPANIES - JANUARY 1st, 2008


AXA
100%
100%
AXA France Assurance
AXA Assistance SA
100%
AXA Assistance France
99.92%
98.34%
98.75%
98.51%
100%
100%
52.46%
AXA France IARD
1.42%
AXA France Vie
AXA Corporate Solutions Assurance
Juridica
AVANSSUR
Direct Assurance Vie
AXA Banque
BNP Paribas
50%
50%
91.2%
8.8%
99.9%
95.23%
10%
47.54%
Natio Assurance
AXA Caraïbes
(Martinique)
AXA Epargne Entreprise
Argovie
AXA Assurcrédit
40%
Coface
49.9%
AVANSSUR Maroc (branch)

* directly and indirectly.

FRANCE-EUROPE-US – REINSURANCE COMPANIES – FEBRUARY 25, 2008


AXA
Oudinot Participations (France)
AXA UK Plc (UK)
100%
AXA America Holding Co. (USA)
AXA Liabilities Managers (France)
Saint-Georges Ré (France)
AXA RE (France)
AXA Cessions (France)
AXA Global Risks UK (a) (UK)
AXA America Corporate Solutions (USA)
AXA Liabilities Managers Inc. (USA)
Branch AXA Liabilities Managers (UK)
Coliseum Reinsurance Commpany (a) (USA)
Branches
- UK (a)
- Canada (a)
- Madeira (a)
- Hong Kong (a)
AXA Reinsurance UK Ltd (a) (UK)
AXA Re UK Trustees Ltd (UK)
AXA Re Finance (a) (France)
AXA Re Finance Madeira Branch
AXA Re America Insurance Co. (b) (USA)
AXA Re Property & Casualty Insurance Co. (a) (USA)
AXA Delaware LLC. (USA)
AXA Corporate Solutions Life Reinsurance Co. (USA)
AXA Insurance Co. (USA)

(a) In run off
(b) To be sold to Paris Re
(c) New corparate name since May 21, 2008 (formerly AXA Corporate Solutions Reinsurance Co.)

GERMANY – AXA KONZERN AG – JANUARY 1st, 2008



AXA
9.27%
100%
34.64%
Kölnische Verwaltungs AG für Versicherungswerte
67.71%
25.63%
Vinci BV
39.73%
23.02%
AXA Konzern AG
88.8%
100%
100%
100%
100%
64.34%
100%
100%
AXA Art Versicherung AG
11.2%
AXA Versicherung AG
AXA Lebensversicherung AG
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
Deutsche Ärzteversicherung AG
AXA Krankenversicherung AG (a)
AXA Bank AG
Pro bAV Pensionskasse AG
35.66%
39.88%
29.63%
Roland Rechtsschutz-Versicherungs-AG (b)
Deutsche Ärzte-Versicherung Allgemeine Versicherungs-AG
70.37%
AXA Life Europe German Branch (1)
AXA Corporate Solutions Assurance German Branch (2)

(a) Health insurance.
(b) Assistance and legal expenses insurance.

(1) See also Ireland chart page 32.
(2) See also AXA Corporate Solutions Assurance chart page 8.

GERMANY – DBV WINTERTHUR – JANUARY 1st, 2008


AXA
100%
100%
AXA Assurances Vie Mutuelle
" Winterthur" Beteiligungs-Gesellschaft mbH
(Wiesbaden)
AXA Versicherungen AG
(Switzerland)
100%
100%
5.1%
WinCom Versicherungs-Holding AG
(Wiesbaden)
AXA Leben AG
(Switzerland)
93.60%
DBV-Winterthur Holding AG (a)
1.18%
1.91%
3.31%
Public
DBV-Winterthur Holding AG & Co. Beteilgungsgesellschaft KG
5.1%
94.9%
100%
100%
100%
100%
100%
DBV-Winterthur Lebensverischerung AG
(Wiesbaden)
DBV-Winterthur Kranken-versicherung AG
(Wiesbaden)
DBV-Winterthur Versicherung AG
(Wiesbaden)
DBV Deutsche Beamten-Versicherung AG
(Wiesbaden)
DBV-WinSelect Versicherung AG
(Wiesbaden)
RWSt Lebensversicherung AG
100%
winsecura Pensionskasse AG

GERMANY - ART INSURANCE COMPANIES - JANUARY 1st, 2008


AXA
AXA Konzern AG (Germany)
100%
AXA Versicherung AG (Cologne)
88.8%
AXA ART Versicherung AG (Cologne)
100%
AXA Nordstern France SA (Paris)
11.2%
100% (a)
AXA Art d'Assurances SA (Paris)
100%
100%
100%
AXA Art Insurance Ltd (London)
AXA Art Versicherung AG (Zürich)
AXA Art Holdings Inc. (New York)
100%
AXA Art Services Ltd. (London)
100%
100%
Fine Art Service International Inc. (New York)
AXA Art Insurance Corporation (New York)
AXA ART Versicherung AG (Paris)
AXA ART Versicherung AG (Breda)
AXA ART Versicherung AG (Brussels)
AXA Art Versicherung AG (Luxembourg)
AXA Art Assicurazioni (Milan)
AXA Art Seguros & Reaseguros SA (Madrid)

(a) 0.36% owned by AXA Versicherung AG.

GREECE - JANUARY 1st, 2008


AXA
AXA Mediterraenan Holding, S.A.
(Spain)
100%
AXA Insurance A.E. (a)

(a) New corporate name (formerly Alpha Insurance A.E.)

HUNGARY – MARCH 1st, 2008



AXA
AXA Versicherungen AG
(Switzerland)
AXA Holdings Belgium
(Belgium)
AXA Leben AG
(Switzerland)
65% (a)
65% (a)
65% (a)
95.14%
100%
AXA Biztosító Zrt.
AXA Pénztárszolgáltató Zrt.
AXA Befektetési Alapkezelő Zrt
ELLA Első Lakástakarékpénztár KereskedelmiBank Zrt.
4.86%
ELLA Első Lakástakarékpénztár Szolgáltató Kft.

(a) 35% held by EBRD.

INDIA – JANUARY 1st, 2008


AXA
AXA Asia Pacific Holdings Limited (Australia)
AXA Investments Managers (France)
Sicíété Beaujon (France)
55%
National Mutual International Pty Limited (Australia)
45%
AXA Investments Managers Asia Holdings Private Limited (Singapore)
75% (c)
100%
AXA India Holdings (Mauritius)
Bharti Ventures Limited (India) (a)
75% (c)
100%
22.22%
10%
45%
Bharti AXA Life Insurance Company Ltd
37.78%
First American Securities Private Ltd
Bharti AXA Investments Managers Private Limited
Bharti AXA Trustee Services Private Limited
AXA Business Services
40% (b)
45%
Bharti Enterprises (Holdings) Private Limited (India)

(a) Formerly Bharti Enterprises (India) Ltd, Bharti Group Company
(b) This 40% shareholding was tranferred to Bharti Ventures Limited after January 1st, 2008
(c) 25% are held by Bharti Ventures Ltd. (Formerly Bharti Enterprises (India) Ltd)

INDONESIA – JANUARY 1st, 2008


AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
AXA Versicherungen AG (Switzerland)
AXA Leben AG (Switzerland)
PT Arya Mitra
The Tempo Group
Bank Mandiri
80%
20%
80%
20%
49%
51%
100%
100%
60%
P.T. Asuransi AXA Indonesia
P.T. AXA Life Indonesia
PT AXA Mandiri Financial Services
PT AXA Services Indonesia
Wealth Management Mauritius Holdings Ltd (Mauritius)
Winterthur Life Indonesia
99.99%
99.99%
40%
Klanandi Group
PT. Kotak Biru Konsultama
PT Indonesia Emas Perkasa
92.85%
7.15%
PT. Kotak Biru Investama
50%
6.91%
PT. AXA Financial Indonesia
93.09%
PT. AXA Asset Management Indonesia
50%

IRELAND – JANUARY 1st, 2008



AXA
AXA UK Plc
(UK)
Guardian Royal Exchange Plc
(UK)
AXA Insurance plc
(UK)
100%
AXA Mediterranean Holding S.A.
(Spain)
AXA MPS Assicurazioni Vita S.p.A.
(Italy)
100%
100%
AXA Life Europe
AXA Holdings Ireland Limited
AXA MPS Financial Ltd
100%
AXA Ireland Limited
100%
49% (c)
100%
100%
AXA Life Europe German Branch
AXA Nominees Ireland Limited
AXA Assistance Ireland Limited (b)
AXA Insurance Limited (a)
AXA Group Services Limited
100%
AXA Insurance Services Limited

(a) New corporate name since February 18, 2002 (formerly AXA PMPA Insurance Limited)
(b) New corporate name (formerly AXA Direct Limited)
(c) 51 % by AXA Assistance Limited
(d) New corporate name (formerly New PMPA Insurance Services Limited)

ITALY - FEBRUARY 28th, 2008


AXA
98.24% (a)
AXA France Assurance (France)
AXA Italia S.p.A.
AXA Mediterranean Holding S.A. (Spain)
Banca Monte dei Paschi di Siena (Italy)
MPS Investements SpA (Italy)
AXA France Vie (France)
AXA France Vie Italy Branch
100%
98.1% (b)
100%
AXA Soluzioni Vita S.p.A.
AXA Assicurazioni S.p.A.
AXA Interlife S.p.A. (c)
50%
50%
AXA MPS Assicurazioni Vita S.p.A.
50%
50%
AXA MPS Assicurazioni Danni S.p.A.
55.1%
100%
100%
100%
99%
Porta Romana Immobiliare S.r.l
Orsa S.r.l (d)
Centurion Immobiliare S.p.A.
AXA Partecipazioni S.p.A.
AXA Carlink S.p.A.
44.9%

(a) Directly and indirectly. AXA France Vie holds 1.76% of the paid-up capital.
(b) AXA France Vie Italy Branch also holds 1.9% of the paid-up capital.
(c) AXA Interlife S.p.A. also holds 1.0% of the paid-up capital of AXA Carlink S.p.A.
(d) In run off.

JAPAN – JANUARY 1st, 2008


AXA
78.01%
AXA Versicherungen AG
(Switzerland)
Public
1.98%
AXA Japan Holding Co., Ltd
20.01%
AXA Leben AG
(Switzerland)
SBI Holdings Inc.
100%
100%
100%
100%
40%
55% (a)
AXA Life Insurance Co., Ltd
AXA non-life Insurance Co., Ltd
AXA Collection Services Co. Ltd.
AXA Life Insurance Co. Ltd. (b)
SBI Life Insurance Planning Co. Ltd

(a) 5% held by Softbank
(b) New Corporate name (formerly) Winterthur Swiss Life Insurance Co. Ltd.

7
8

LATIN AMERICA - JANUARY 1st, 2008


AXA
100%
Voltaire Participaçoes
(Brazil)

LUXEMBOURG – JANUARY 1st, 2008


AXA
AXA Holdings Belgium
(Belgium)
100%
AXA Luxembourg SA
99.99%
99.99%
99.95%
AXA Assurances Luxembourg
AXA Assurances Vie Luxembourg
CONTERE
75%
25%
Immochapelle

MAGHREB - MIDDLE EAST – JANUARY 1st, 2008


AXA
AXA France IARD
(France)
(Morocco)
(Lebanon)
(Arabian Peninsula)
100%
AXA Holding Maroc
(a)
100%
Groupe SLF
49%
49%
100%
95% (d)
AVANSUR Maroc
(branch)
AXA Assurance
Maroc
AXA Middle East
SAL
Lebanon
2%
AXA Holding SAL
Lebanon
AXA Insurance EC
(Bahrein)
98.03%
88.37%
50%
50%
RECAB (b)
ACRED (c)
AXA Insurance
(Gulf) BSC
(Bahrein)
AXA Insurance
Saudi Arabi BSC
(Bahrein)
50%
50%
Kanoo

(a) New corporate name (formerly AXA-ONA)
(b) Consumer finance company. New corporate name (formerly SOMAFIC)
(c) Consumer finance company.
(d) 5% held by Société Beaujon (France).

MALAYSIA – THE PHILIPPINES – JANUARY 1st, 2008



AXA
AXA Asia Pacific Holdings Limited
(Australia)
50.5%
45%
National Mutual International Pty Limited
(Australia)
Philippine AXA Life Insurance Corporation
(Philippines)
49%
AXA AFFIN General Insurance Berhad
(Malaysia)
AXA AFFIN Life Insurance Berhad
(Malaysia)
40% (a)
51%
AFFIN Holdings Berhad

(a) Minorities hold 9.5% of the paid-up capital

POLAND – JANUARY 1st, 2008



AXA
Avanssur
(France)
AXA Versicherungen AG
(Switzerland)
AXA Leben AG
(Switzerland)
70% (a)
65% (b)
100%
Avansur S.A. Oddzial w Polsce (branch)
(NL-cars)
AXA Powszechne Towarzystwo Emerytalne S.A.
(Pensions)
AXA Życie Towarzystwo Ubezpieczeń S.A.
(life)
AXA Towarzystwo Ubezpieczeń S.A.
(non life)
97.73%
2.27%
AXA Polska S.A. (c)

(a) 30% held by EBRD.
(b) 35% helb by EBRD.
(c) New corporate name (Formerly AXA Polska Sp. Z 0.0.)

PORTUGAL - JANUARY 1st, 2008


AXA
AXA Mediterranean Holding S.A. (Spain)
AXA Corporate Solutions Assurance (France)
AXA France Assurance (France)
7.46%
AXA France Vie (France)
100%
83.02%
9.07%
5.37%
87.63%
Seguro Directo Gere Companhia de Seguros SA
AXA Portugal Companhia de Seguros SA (a)
2.15%
AXA Portugal Companhia de Seguros de Vida SA
100%
89.00%
100%
Partilha de Conteudos Unipessoal, Ltd.
Empresa Artistica SA
AXA distribuição Sociedade mediação Unipessoal, Ltd.

(a) Less than 0.5% of the shares are still owned by the public.

SINGAPORE - TAIWAN – JANUARY 1st, 2008


AXA
AXA France Assurance (France)
AXA France IARD (France)
Branch in Taïwan (b)
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia) (a)
100%
100%
NM Insurances (Singapore) Pte Ltd (Singapore)
AXA Financial Services (Singapore) Pte Ltd (Singapore)
100%
AXA Insurance Singapore (Singapore)
100%
AXA Asia Regional Centre Pte Ltd (Singapore)
100%
100%
100%
ipac financial planning Singapore private Limited (Singapore)
AXA Wealth Management Singapore Pte Ltd (Singapore)
AXA Life Insurance Singapore Pte Ltd (Singapore)

(a) Acquisition of Sinopo Securities Investements Consulting Enterprise on January 22th, 2008.
(b) Into liquidation.

SLOVAKIA – JANUARY 1st, 2008



AXA
AXA životní pojišt'ovna a.s.
(Czech Republic)
AXA Versicherungen AG
(Switzerland)
AXA investičnispolečnos a.s.
(Czech Republic)
AXA Leben AG
(Switzerland)
100%
100%
100%
AXA investičnispolečnost a.s., Organizačná zložka Slovensko
AXA životní pojišt'ovna a.s., organizačná zložka Slovensko
AXA Slovenská republika, a.s
AXA d.s.s., a.s.
AXA d.d.s., a.s.
100%
AXA Services, s.r.o.

SOUTH KOREA - JANUARY 1st, 2008


AXA
90.08%
Kyobo AXA Auto Insurance Co. Ltd

SPAIN - JANUARY 1st, 2008


AXA
100%
AXA Mediterraenan Holding, S.A. (a)
99.99%
Hilo Direct, S.A. de Seguros y Reaseguros (c)
100%
Winterthur Service, S.A.
100%
Auxiliar de Seguros, S.L. Soc. Agencia de Seguros
99.88%
AXA Seguros Generales, S.A. de Seguros y Reaseguros (e)
100%
AXA Pensiones, S.A. E.G.F.P.
100%
AXA Winterthur Salud S.A. de Seguros
99.81%
AXA Vida, S.A. de Seguros y Reaseguros (d)
100%
Asesores de Seguros, ASEGUR Agencia de Seguros, S.A.
100%
AXA Aserores, Seguros e Inversiones Agencia de Seguros S.A.
35.20%
AXA Ibérservicios A.I.E. (f)
100%
Puntos Azules Asesores de Seguros Agencia de Seguros S.A.
100%
Gestion de Auxiliares Win Agencia de Seguros S.A.
66.66%
33.33%
Fundacion AXA Winterthur
98.50%
AXA Aurora Vida, S.A. de Seguros y Reaseguros (b)
100%
Winvalor, Agencia de Valores, S.A.
100%
AXA Ibercapital Agencia de Valores, S.A.

(a) Hilo Direct, S.A. holds 15.03% of the paid-up capital
(b) Minority shareholders hold 1.5% of the paid-up capital.
(c) AXA Seguros Generales S.A. de Seguros y Reaseguros holds 0.01% of the paid-up capital.
(d) Minority shareholders hold 0.19% of the paid-up capital.
(e) Minority shareholders hold 0.12% of the paid-up capital.
(f) Puntos Azules, Asesores de Seguros and Consejeros Financieros hold 0.08% each of the paid-up capital. AXA Ibercapital and AXA Asesores, Seguros e Inversiones hold 0.25% each of the paid-up capital.

SUB-SAHARAN AFRICA – JANUARY 1st, 2008


AXA
AXA Assurances
Côte d'Ivoire
(Ivory Coast)
AXA Assurances
Cameroun
(Cameroon)
AXA Assurances
Gabon
(Gabon)
AXA Assurances
Sénégal
(Senegal)
75.83%
14.25%
99.9%
2.55%
4.33%
86.49%
51.52%

SWITZERLAND – MARCH 19th, 2008


AXA
100%
AXA Versicherungen AG (a)
100%
66.67%
AXA Leben AG (b)
Winterthur-ARAG Rechtsschutzeversicherungs-Gesellschaft

(a) New corporate name as of March 19th, 2008 (formerly «Winterthur» Schweizerische Versicherungs-Gesellschaft)
(b) New corporate name as of March 19th, 2008 (formerly «Winterthur» Leben)

THAILAND – JANUARY 1st, 2008



AXA
48.8%
ASM Holdings Ltd
36.36%
24.99%
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
50% (directly and indirectly)
UOB
22.06%
Tisco (Tru-Way)
11.07%
AXA Insurance Public Co. Ltd
Krungthai-AXA Life Insurance Company Ltd
50%
Krung Thai Bank Public Company Limited

TURKEY – JANUARY 1st, 2008


AXA
50%
AXA Oyak Holding A.S.
50%
Oyak
100%
70.9%
AXA Oyak Hayat Sigorta A.S.
(life)
AXA Oyak Sigorta A.S.
(non life)
19.7%
T.C. Ziraat Bankasi
7.6%
TPAO (a) Personeli Vakfi
1.8%
Others

(a) Turkisch Petroleum Research Foundation established by its personnel.

UKRAINE – NOVEMBRE 2007


AXA
50%
50%
Insurance Company Vesko
Ukrainian Insurance Alliance

UK - AXA UK - JANUARY 1st, 2008


AXA
99.9%
AXA Equity & Law Plc
78.3%
21.7%
AXA UK PLC
100%
AXA Advisory Holdings Limited
100%
Guardian Royal Exchange PLC
100%
AXA Sun Life Holdings PLC
100%
Venture Preference Limited
100%
Advisory Services Limited
100%
AXA Services Limited
100%
AXA Insurance Plc
100%
Sun Life Unit Assurance Limited
100%
Sun Life Pensions Management Limited
100%
Sun Life Assurance Society Plc
100%
AXA Sun Life Plc
100%
AXA Portfolio Services Limited
100%
AXA Sun Life Services Plc
100%
Winterthur UK Financial Services Groupe Limited
100%
Stuart Alexander Group Limited
100%
Layton Blackham Holdings Limited
100%
Smart & Cook Holdings Limited
100%
Thinc Group Holdings Limited
100%
Thinc Network Services Limited
100%
Thinc Group Limited
100%
Thinc Assured Network Limited
100%
AXA Holdings Ireland Limited *(Ireland) (a)*
100%
The Royal Exchange Assurance
100%
PPP Lifetime Care Plc
100%
AXA Insurance UK Plc
100%
AXA General Insurance Limited
100%
AXA PPP Healthcare Limited
100%
Winterthur Life UK Holdings Limited
100%
Winterthur Financial Services UK Holdings Limited
100%
Winterthur Life UK Limited
100%
Winterthur Pension Trustees UK Limited
100%
Winterthur Pension Funds UK Limited

(a) See also Ireland Chart page 32.

UNITED STATES - AXA FINANCIAL INC. – JANUARY 1st, 2008


AXA
AXA FINANCIAL INC.
100%
AXA Equitable Financial Services, LLC
15.54%
100%
100%
100%
100%
AXA Equitable Life Insurance Company
AXA Distribution Holding Corporation
AXA Financial (Bermuda) Ltd
MONY Life Insurance Company
45.50%
100%
100%
100%
100%
100%
100%
100%
AllianceBernstein L.P. (a)
AXA Life and Annuity Company
AXA Distributors LLC
AXA Network, LLC
AXA Advisors, LLC
MONY Financial Services, Inc.
MONY Life Insurance Company of America
U.S. Financial Life Insurance Company
100%
100%
MONY Securities Corporation
MONY Brokerage, Inc.

(a) 2.14% of which indirectly held through MONY Life.
(b) Directly and indirectly.